UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2018

Date of Report (Date of earliest event reported)

RIBBON COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38267	82-1669692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 14, 2018, Ribbon Communications Inc. (the “Company”) held its Annual Meeting of Stockholders. A total of 97,688,690 shares of common stock were present in person or represented by proxy at the meeting, representing approximately 94% percent of the Company’s outstanding common stock as of the April 17, 2018 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2018 (the “2018 Proxy Statement”).

Item 1 — Election of eight directors for a term of office expiring on the date of the annual meeting of stockholders in 2019 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Kim S. Fennebresque	78,655,821	1,554,884	99,621	17,378,364
Bruns H. Grayson	79,115,832	1,104,524	89,970	17,378,364
Franklin (Fritz) W. Hobbs	79,452,435	821,179	36,712	17,378,364
Beatriz V. Infante	79,154,388	1,120,257	35,681	17,378,364
Richard J. Lynch	79,823,298	448,336	38,692	17,378,364
Kent J. Mathy	79,885,261	328,884	96,181	17,378,364
Scott E. Schubert	79,822,058	448,276	39,992	17,378,364
Richard W. Smith	79,872,536	338,659	99,131	17,378,364

Item 2 — Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
97,170,682	355,318	162,690	0

Item 3 — The non-binding advisory vote on the compensation of the Company’s named executive officers, as disclosed in the “Compensation Discussion and Analysis” section and the accompanying compensation tables and related narratives contained in the 2018 Proxy Statement.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
69,803,275	10,340,878	166,173	17,378,364

Based on the foregoing votes, the eight director nominees were elected and Items 2 and 3 were approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2018	RIBBON COMMUNICATIONS INC.

	By:	/s/ Justin K. Ferguson
Justin K. Ferguson
Executive Vice President and General Counsel